SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2002

Hawthorne Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	95-2085671
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 725-5000

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

INCLUDED INFORMATION

Item 5. Other Events

Hawthorne Financial Corporation has issued press releases concerning the following matters: (i) the announcement that, on June 17, 2002, its board of directors authorized the repurchase of 500,000 shares of its common stock at $29.09 per share (the “Repurchase”) from TF Investors, L.P., FW Trinity Limited Investors, L.P., Lee M. Bass, Sid R. Bass, The Sid R. Bass Management Trust and The Bass Management Trust (the “Bass Group”) and (ii) the announcement that the Repurchase was completed on June 21, 2002.

A copy of related press releases issued by Hawthorne Financial Corporation are attached as exhibits 99.1 and 99.2 hereto and are incorporated herein by reference in their entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1	Press release dated June 18, 2002
Exhibit 99.2	Press release dated June 21, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

By:	/s/ Simone F. Lagomarsino

Simone F. Lagomarsino President and Chief Executive Officer (principal executive officer)

Date: June 24, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 18, 2002
99.2	Press release dated June 21, 2002